                                                                   EXHIBIT T3E.2


                       LETTER OF TRANSMITTAL AND CONSENT

                           New Millennium Homes, LLC

                               Offer to Exchange
             All Outstanding 12% Senior Notes due September 3, 2004 ($126,000,000 aggregate principal amount outstanding)

                                      for

   Zero Coupon Notes due 2004 and Series A Participating Perpetual Preferred
                                    Shares;

                         Waiver of Liquidated Damages;

                Solicitation of Consents to Amend the Indenture
                 dated as of September 3, 1997, as amended; and

          Solicitation of Agreement to Support Plan of Reorganization

                       Pursuant to the Exchange Offer and
                    Consent Solicitation dated July 13, 2000

THE EXCHANGE OFFER, CONSENT SOLICITATION AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 10, 2000, UNLESS EXTENDED (AS SUCH DATE MAY BE EXTENDED, THE "EXPIRATION DATE").


To:                            Exchange Agent

                         U.S. Bank Corporate Trust

                    By Mail/Hand Delivery/Overnight Express:

                           U.S. Bank Corporate Trust
                               180 E. 5th Street
                              St. Paul, MN  55101
                            Att:  Default Processing



                         By Facsimile:  (651) 244-1142
                     Confirm by telephone:  (612) 973-5840

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal and Consent is completed.

     The undersigned acknowledges receipt of the Exchange Offer and Consent Solicitation dated July 13, 2000, of New Millennium Homes, LLC, a Delaware limited liability company ("Company," "New Millennium," "we" and "us"), relating to the offer by the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation and in this Letter of Transmittal and Consent and the instructions hereto (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), to exchange Zero Coupon Notes due December 31, 2004 ("New Notes") and Series A Participating Perpetual Preferred Shares (the "Preferred Shares") for any and all of its outstanding 12% Senior Notes due September 3, 2004 ("Senior Notes") validly tendered for exchange and not properly withdrawn. See "The Exchange Offer - Acceptance of Senior Notes for Exchange; Delivery of New Notes and Preferred Shares."

     As part of the Exchange Offer, New Millennium is soliciting consents (the "Consents") from the holders of Senior Notes to certain proposed amendments to the indenture pursuant to which the Senior Notes were issued and to the related pledge agreement (the "Proposed Amendments"). The Proposed Amendments will eliminate substantially all of the restrictive covenants and certain events of default provisions in the Senior Notes indenture and will modify certain other provisions in the Senior Notes indenture and the related pledge agreement.

     Pursuant to the terms of the Offer, holders of Senior Notes who validly tender and do not properly withdraw Senior Notes pursuant to this Exchange Offer will receive for each $1,000 principal amount of Senior Notes exchanged:

       .  New Notes with a principal amount of $927.32; and

       . One Preferred Share with a distribution and liquidation preference of $595.24.

     In order to validly tender Senior Notes for exchange, holders of Senior Notes are obligated to:

       . waive all rights to receive accrued and future liquidated damages ("Liquidated Damages") otherwise payable pursuant to New Millennium's Registration Rights Agreement (Debt) and New Millennium's Registration Rights Agreement (Equity), each dated as of September 3, 1997 (the "Registration Rights Agreements"), relating to the Senior Notes and New Millennium's Common Shares; and

       .  deliver Consents to the Proposed Amendments.

     However, if the Offer is not consummated because less than 100% of the Senior Notes are tendered for exchange or for any other reason, New Millennium may decide to file for relief under Chapter 11 of the United States Bankruptcy Code and propose a plan of reorganization in which the Senior Notes would be exchanged for New Notes and Preferred Shares on substantially the same terms as described in this Exchange Offer and Consent Solicitation (the "Plan"). In order to validly tender Senior Notes for exchange in the Offer, holders of Senior Notes will be obligated to agree that if the Offer is not consummated and New Millennium files for Chapter 11 relief, they will consent to and support the Plan (the "Support Agreement"). The Support Agreement will require the tendering holders to, without limitation,

       . vote to accept the Plan and take reasonable efforts to obtain confirmation of the Plan;

       . not agree to, consent to, recommend or vote for any plan of reorganization that contains terms inconsistent with the Plan; and

       . not object to or otherwise commence any proceedings to oppose or alter the Plan or take any action that is inconsistent with, or that would delay solicitation, confirmation, effectiveness or substantial consummation of the Plan.

     By completing, executing and delivering this Letter of Transmittal and Consent on or prior to 5:00 p.m. on the Expiration Date, Senior Noteholders are deemed to have (i) waived the right to receive any Liquidated Damages, (ii) delivered the Consents, and (iii) delivered the Support Agreement.

     This Letter of Transmittal and Consent is to be used if the Senior Notes are to be physically delivered herewith, or if guaranteed delivery procedures are being used, pursuant to the procedures set forth under "Background and Purpose of the Exchange Offer and Consent Solicitation-Guaranteed Delivery Procedures" in the Exchange Offer and Consent Solicitation. If a "Registered Holder" (which term, for the purposes of this document, shall include the person in whose name the Senior Notes are registered on the Company's books and any participant tendering by book-entry transfer) desires to tender Senior Notes and such Senior Notes are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent prior to the Expiration

Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation-Guaranteed Delivery Procedures." See Instruction 1.

     Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Offer and Consent Solicitation.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation and this Letter of Transmittal and Consent, the undersigned hereby tenders to the Company the principal amount of the Senior Notes indicated below. The undersigned is the Registered Holder of all such Senior Notes and the undersigned represents that it has received from each beneficial owner of the tendered Senior Notes ("Beneficial Owners") valid instructions which authorize and instruct the undersigned to take the action described in the Letter of Transmittal and Consent. Subject to, and effective upon, the acceptance for exchange of the Senior Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Senior Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Senior Notes.

     The undersigned waives any and all rights to receive accrued and future liquidated damages ("Liquidated Damages") otherwise payable pursuant to New Millennium's Registration Rights Agreements (Debt and Equity), each dated as of September 3, 1997 (the "Registration Rights Agreements") relating to the Senior Notes and New Millennium's common shares.

     The undersigned hereby consents to the Proposed Amendments to the indenture pursuant to which the Senior Notes were issued and to the related pledge agreement. In so doing, the undersigned recognizes that the Proposed Amendments will eliminate substantially all of the restrictive covenants and certain events of default provisions in the Senior Notes indenture and will modify certain other provisions in the Senior Notes indenture and the related pledge agreement.

          The undersigned hereby agrees that in the event the Offer is not consummated and New Millennium files for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), the holder will be obligated to support and consent to a plan of reorganization that provides for treatment of the Senior Notes in a manner that is substantially similar to that proposed in the Offer (the "Support Agreement"). The Support Agreement will be effective only if the Offer is not consummated and Support Agreements are properly furnished by holders of a sufficient principal amount of Senior Notes required to consent to and support a plan of reorganization under Chapter 11 of the Bankruptcy Code which provides for treatment of the Senior Notes in a bankruptcy case under Chapter 11 of the Bankruptcy Code that is substantially similar to the treatment of the Senior Notes proposed in the Offer, as described in the Exchange Offer and Consent Solicitation (the "Plan"). Such support shall include, without limitation, (i) voting to accept the Plan and making reasonable efforts to obtain confirmation of the Plan, even if the Plan involves a "cramdown" under Section 1129(b) of the Bankruptcy Code of classes of claims, including the class that includes the Senior Notes, or equity interests, (ii) not agreeing to, consenting to, recommending or voting for any plan that contains terms inconsistent with the Plan, and (iii) not objecting to or otherwise commencing any proceeding to oppose or alter the Plan or taking any action that is inconsistent with, or that would delay solicitation, confirmation, effectiveness or substantial consummation of the Plan. The Support Agreement will become effective only if (1) the Offer is not consummated and (2) valid Support Agreements with respect to a sufficient principal amount of Senior Notes required to approve the Plan in a Chapter 11 proceeding have been received and not revoked at the Expiration Date.

     All Senior Notes with respect to which Support Agreements become effective must be evidenced in certificated form. If the Support Agreements become effective on the Expiration Date, the undersigned agrees not to transfer, sell, assign, encumber or otherwise dispose of the beneficial ownership of the Senior Notes, unless the undersigned provides evidence satisfactory to the Company that the undersigned's transferee (and, if different, the beneficial owner of the Senior Notes so transferred) has agreed in writing in form and substance satisfactory to the Company that the transferred Senior Notes are subject to the terms of the Support Agreement, and that the transferee (and, if different, the beneficial owner) has agreed to be bound by the terms of the Support Agreements. The undersigned acknowledges that the restriction on transfer will be noted on the Senior Notes with respect to which Support Agreements are received and no Senior Notes subject to Support Agreements will be transferred unless the holder delivers to the Company an opinion of counsel in form and substance satisfactory to the Company in its sole discretion that the transferee has agreed to and is bound by the Support Agreements.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Senior Notes from any tendering holder if any condition to consummation of the Offer is not satisfied, including the condition that 100% of the outstanding Senior Notes be tendered, or if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Senior Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Exchange Offer and

Consent Solicitation under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation-Conditions to the Exchange Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Senior Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms of the Offer.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the tendered Senior Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Senior Notes are acquired by the Company as contemplated herein. The undersigned and each beneficial owner of Senior Notes will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned understands that tenders of the Senior Notes pursuant to any one of the procedures described under "Background and Purpose of the Exchange Offer and Consent Solicitation-Procedures for Tendering Senior Notes and Delivering Consents" in the Exchange Offer and Consent Solicitation and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that by tendering Senior Notes pursuant to one of the procedures described in the Exchange Offer and Consent Solicitation and the instructions hereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Senior Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer and Consent Solicitation, the Company may not be required to accept for exchange any of the Senior Notes tendered. Senior Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated under the box entitled "Special Exchange Instructions" below, please deliver New Notes and Preferred Shares in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send New Notes and Preferred Shares to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Senior Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Senior Notes so tendered.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Offer.

     THE UNDERSIGNED, BY COMPLETING THE BOX "DESCRIPTION OF SENIOR NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SENIOR NOTES PURSUANT TO THIS LETTER OF TRANSMITTAL AND CONSENT. COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT IN CONNECTION WITH THE TENDER OF SENIOR NOTES PRIOR TO THE EXPIRATION DATE WILL CONSTITUTE (A) A WAIVER OF ALL RIGHTS TO RECEIVE LIQUIDATED DAMAGES, (B) A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE SENIOR NOTES TENDERED AND (C) AGREEMENT TO BE BOUND BY THE SUPPORT AGREEMENT.

================================================================================

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
            (See Instructions 1 and 4 and the following paragraph)
            (Important:  Also Complete Substitute Form W-9 Herein)

 ................................................................................
 ................................................................................
                           Signature(s) of Owner(s)


Dated:................................................................... , 2000

If the holder(s) is/are tendering any Senior Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Senior Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):........................................................................
 ................................................................................

                            (Please Type or Print)

Capacity:.......................................................................
Address:........................................................................
 ................................................................................

                              (Include Zip Code)

Area Code and Telephone Number:.................................................
Tax Identification or
Social Security No(s):..........................................................

          (See Instruction 6 and complete Substitute Form W-9 herein)


                              Signature Guarantee
                        (If required by Instruction 4)


Signature(s) Guaranteed by
   an Eligible Institution:


Authorized Signature:...........................................................
Printed Name:...................................................................
Title:..........................................................................
Name of Firm:...................................................................
Address:........................................................................
 ................................................................................


                              (Include Zip Code)

Area Code and Telephone Number:.................................................

Dated:..................................................................  , 2000
IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR AN ORIGINAL SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================

     List below the Senior Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed thereto. See Instruction 8. The minimum permitted tender is $1,000 principal amount of Senior Notes; all other tenders must be in integral multiples of $1,000.


====================================================================================================================================

                                                    DESCRIPTION OF SENIOR NOTES
====================================================================================================================================

                (i)                                               (ii)                     (iii)                     (iv)
                                                                                          Aggregate
                                                                                          Principal                Principal
Name(s) and Address(es) of Holder(s)                           Certificate                 Amount                   Amount
  (Please fill in, if blank)                                    Number(s)                Represented               Tendered
------------------------------------------------------------------------------------------------------------------------------------


                                                             -----------------------------------------------------------------------


                                                             -----------------------------------------------------------------------


                                                             -----------------------------------------------------------------------


                                                             -----------------------------------------------------------------------


                                                              Total.................................................................

------------------------------------------------------------------------------------------------------------------------------------

*  Subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Senior Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 9.

====================================================================================================================================


     CHECK HERE IF TENDERED SENIOR NOTES ARE ENCLOSED HEREWITH.

     CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 4):

     Name(s) of Registered Holder(s):...........................................

     Date of Execution of Notice of Guaranteed Delivery:........................

     Name of Eligible Institution that Guaranteed Delivery:.....................


     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE EXCHANGE OFFER AND CONSENT SOLICITATION AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:......................................................................

     Address:...................................................................

             ...................................................................

===========================================================              ===========================================================

               SPECIAL EXCHANGE INSTRUCTIONS                                             SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 4 and 5)                                                (See Instructions 4 and 5)
To be completed ONLY if New Notes and/or Preferred Shares                To be completed ONLY if New Notes and/or Preferred Shares
 are to be registered in the name of or issued to someone                are to be sent to someone other than the person or persons
 other than the person or persons whose signature(s)                     whose signature(s) appear(s) on this Letter of Transmittal
 appear(s) on this Letter of Transmittal and Consent above.              and Consent above or to such person or persons at an
                                                                         address other than that shown in the box entitled
                                                                         "Description of Senior Notes" on this Letter of
Issue and mail:  (check appropriate box(es)):                             Transmittal and Consent above.

 New Notes to:    Preferred Shares to:
                                                                         Mail or deliver:  (check appropriate box(es)):
Name(s)....................................................
                 (Please Type or Print)                                       New Notes to:                 Preferred Shares to:


 ...........................................................              Name(s)....................................................
                 (Please Type or Print)                                                      (Please Type or Print)

Address....................................................              ...........................................................
                                                                                             (Please Type or Print)

 ...........................................................              Address....................................................
                       Zip Code

                                                                         ...........................................................
                                                                                                   Zip Code
 ...........................................................
    Employer Identification or Social Security Number                    ...........................................................
           (Complete the Substitute Form W-9)                                  Employer Identification or Social Security Number

===========================================================              ===========================================================


                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (See Instruction 6)

        PAYER'S NAME:  ________________________________________________


====================================================================================================================================

              SUBSTITUTE                    Part 1--PLEASE PROVIDE YOUR TIN                          Social Security Number
              Form W-9                      IN THE BOX AT RIGHT AND CERTIFY BY               OR______________________________
                                            SIGNING AND DATING BELOW.                           Employer Identification Number
        Department of the Treasury
         Internal Revenue Service

       Payer's Request for Taxpayer
       Identification Number (TIN)
------------------------------------------------------------------------------------------------------------------------------------

Part 2--Certification--Under penalties of perjury, I certify that:  (1) The number shown on this form is my correct Taxpayer
Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because:
(a)  I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE___________________________________________             DATE________________________, 2000                    Part 3 --
                                                                                                                       Awaiting TIN
====================================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

SIGNATURE:                                 DATE:            2000
          ---------------------------           -----------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             Forming part of the Terms and Conditions of the Offer

     1.   Delivery of this Letter of Transmittal and Consent and Senior Notes:
Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Offer, the Senior Notes, together with a properly completed Letter of Transmittal and Consent (or an original signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and Consent and tendered Senior Notes must be received by the Exchange Agent at such address at or prior to 5:00 p.m., New York City time, on the Expiration Date. If the beneficial owner of any Senior Notes is not the Registered Holder, then such person may validly tender such person's Senior Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal and Consent from the Registered Holder. Letters of Transmittal and Consent and Senior Notes should be delivered only by hand or by courier, or transmitted by mail, and only to the Exchange Agent and not to the Company or to any other person.

     The method of delivery of Senior Notes and all other required documents to the Exchange Agent is at the election and risk of the holder, and if such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested. If Senior Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     If a holder desires to tender Senior Notes and such holder's Senior Notes are not immediately available or time will not permit such holder's Letter of Transmittal and Consent and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution;

          (b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Senior Notes, the certificate number(s) of such Senior Notes (except in the case of book-entry tenders) and the principal amount of Senior Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal and Consent, or an original signed facsimile thereof, together with the certificate representing the Senior Notes, unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Consent and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal and Consent, or an original signed facsimile hereof, and Senior Notes, in proper form for transfer, and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

     2. Withdrawal of Tenders and Revocation of Consents. Tendered Senior Notes and related Consents may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal and Consent before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Senior Notes, (iii) contain the description of the Senior Notes to be withdrawn, the certificate number(s) of such Senior Notes and the aggregate principal amount represented by such Senior Notes, and
(iv) be signed by the holder of such Senior Notes in the same manner as the original signature appears on this Letter of Transmittal and Consent (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Senior Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Senior Notes have been tendered (i) by a Registered Holder of Senior Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent or (ii) for the account of an Eligible Institution. In addition, such notice must specify, in the case of Senior Notes tendered by delivery of such Senior Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Senior Notes. Withdrawals may not be rescinded, and any Senior Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Senior Notes may be retendered by following one of the procedures described under "Background and Purpose of the Exchange Offer and Consent Solicitation-Procedures for Tendering Senior Notes" and delivering Consents in the Exchange Offer at any time on or prior to the applicable Expiration Date.

     3. Consents to Proposed Amendments. A valid Consent to the Proposed Amendments may be given only by the registered holder or by its attorney-in-fact. A beneficial owner who is not a registered holder must arrange with the registered holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such registered holder or become a registered holder.

     4. Signatures on this Letter of Transmittal and Consent, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Senior Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Senior Notes without any change whatsoever.

     If any Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent.

     If any Senior Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent as there are different registrations of Senior Notes.

     When this Letter of Transmittal and Consent is signed by the registered holder(s) specified herein and tendered hereby, no endorsements of such Senior Notes or separate bond powers are required. If, however, New Notes or Preferred Shares are to be issued to a person other than the registered holder, then endorsements of any Senior Notes transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s), such Senior Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Senior Notes.

     If this Letter of Transmittal and Consent or a Notice of Guaranteed Delivery or any Senior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Except as described in this paragraph, signatures on this Letter of Transmittal and Consent or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, a participant in a recognized medallion signature guarantee program or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act. Signatures on this Letter of Transmittal and Consent or a notice of withdrawal, as the case may be, need not be guaranteed if the Senior Notes tendered pursuant hereto are tendered (i) by a registered holder of Senior Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent or (ii) for the account of an Eligible Institution.

     Endorsement on Senior Notes or signatures on bond forms required by this Instruction 4 must be guaranteed by an Eligible Institution.

     5. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which New Notes and/or Preferred Shares are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

     6. Tax Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Senior Notes whose Senior Notes are accepted for exchange provide the Company with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder's correct taxpayer identification number, the exchanging holder of Senior Notes may be subject to a penalty imposed by the Internal Revenue Service. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service upon filing of a return.

     To prevent backup withholding, each exchanging holder of Senior Notes subject to backup withholding must provide such holders correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal and Consent, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Senior Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue

Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal and Consent.

     7. Transfer Taxes. Holders tendering pursuant to the Offer will not be obligated to pay brokerage fees or commissions or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Exchange Instructions" in this Letter of Transmittal and Consent has been completed. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Senior Notes for exchange and the Offer is not consummated, such Senior Notes will be returned to the holders at the Company's expense.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Senior Notes specified in this Letter of Transmittal and Consent.

     8. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Senior Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal and Consent.

     9. No Partial Tenders. Tenders of Senior Notes will be accepted only in integral multiples of $1,000. Tenders made pursuant to this Letter of Transmittal and Consent will be deemed to have been made with respect to the entire aggregate principal amount represented by the Senior Notes indicated in column (iii) of the box labeled "Description of Senior Notes."

     10. Mutilated, Lost, Stolen or Destroyed Senior Notes. Any holder whose Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Senior Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Senior Notes not properly tendered and to reject any Senior Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Offer as to particular Senior Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Senior Notes in the Offer). The interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and Consent and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Senior Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Senior Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Senior Notes will not be deemed to have been made until such irregularities have been cured or waived.

     12. Requests for Assistance or Additional Copies. U.S. Bank Corporate Trust is the Exchange Agent. All tendered Senior Notes, executed Letters of Transmittal and Consent and other related documents should be directed to the Exchange Agent at the address or facsimile number set forth below. Questions and requests for assistance and requests for additional copies of the Exchange Offer and Consent Solicitation, the Letter of Transmittal and Consent and other related documents should be addressed to the Exchange Agent as follows:

                           U.S. Bank Corporate Trust
                               180 E. 5th Street
                               St. Paul, MN 55101
                            Att: Default Processing


                           Facsimile:  (651) 244-1142
                           Telephone:  (612) 973-5840